                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT

      THIS SECOND AMENDMENT dated as of October 18, 2002 (this "Amendment") is among DREYER'S GRAND ICE CREAM, INC. (the "Company"), various financial institutions and BANK OF AMERICA, N.A., as Agent for the Banks (in such capacity, the "Agent").

      WHEREAS, the Company, various financial institutions (the "Banks") and the Agent are parties to a Credit Agreement dated as of July 25, 2000 (as previously amended, the "Credit Agreement"; capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement); and

      WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

      1.1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement is amended as set forth below:

      (a) The definition of "EBITDA" is amended in its entirety to read as follows:

            "EBITDA" means, for any Person for any period, such Person's consolidated earnings before interest, taxes, depreciation and amortization of non-cash charges, all determined on a consolidated basis and in accordance with GAAP for such period, plus, in the case of the Company for any period commencing with the fiscal quarter ended June 29, 2002, all merger-related transaction expenses (as so captioned on the Company's financial statements and not to exceed $12,000,000 in the aggregate) incurred in connection with the acquisition by the Company of Nestle Ice Cream Company, LLC, to the extent deducted in determining EBITDA for such period.

      (b) The definition of "A" in Section 8.14(b) is amended in its entirety to read as follows:

      "A" means the sum for such period of EBITDA of the Company plus operating lease expenses plus, without duplication, all payments under Synthetic Leases; and.

      SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks that (a) the representations and warranties made in Article VI of the Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); (b) on and as of the Amendment Effective Date


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(and after giving effect hereto), no Default or Event of Default will exist; (c)
no event or circumstance has occurred since the Closing Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of any agreement or other contract, or any judgment, order or decree, which is binding upon the Company; and (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

      SECTION 2. EFFECTIVENESS. The amendments set forth in Section 1 shall become effective, as of the day and year first above written, on the date (the "Amendment Effective Date") on which the Agent shall have received counterparts of this Amendment executed by the Company and the Majority Banks (it being understood that the Agent may rely on facsimile confirmation of the execution of a counterpart hereof by any party hereto).

      SECTION 3. MISCELLANEOUS.

      (a) Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

      (b) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

      (c) Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment.

      (d) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

      (e) Successors and Assigns. This Amendment shall be binding upon the Company, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and the successors and assigns of the Banks and the Agent.


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      Delivered at Chicago, Illinois, as of the day and year first above written.

                                         DREYER'S GRAND ICE CREAM, INC.

                                         /s/   William C. Collett
                                         ---------------------------------------
                                         William C. Collett
                                         Treasurer


                                         BANK OF AMERICA, N.A., as Agent

                                         /s/   David L. Catherall
                                         ---------------------------------------
                                         David L. Catherall
                                         Vice President


                                         BANK OF AMERICA, N.A., as a Bank

                                         /s/   David L. Catherall
                                         ---------------------------------------
                                         David L. Catherall
                                         Vice President


                                         UNION BANK OF CALIFORNIA, N.A.


                                         ---------------------------------------


                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION

                                         /s/   Lauren Downum
                                         ---------------------------------------
                                         Lauren Downum
                                         Vice President

                                         /s/   Roger Fleischmann
                                         ---------------------------------------
                                         Roger Fleischmann
                                         Senior Vice President


                                         HARRIS TRUST SAVINGS BANK

                                         /s/   Leili Ghazi
                                         ---------------------------------------
                                         Leili Ghazi
                                         Vice President


                                         COBANK, ACB

                                         /s/   S. Richard Dill
                                         ---------------------------------------
                                         S. Richard Dill
                                         Vice President


                                         SUNTRUST BANK

                                         /s/   Michael Lapresi
                                         ---------------------------------------
                                         Michael Lapresi
                                         Director


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                                         COOPERATIEVE CENTRALE
                                         RAIFFEISEN-BOERENLEENBANK B.A.,
                                         "RABOBANK NEDERLAND" NEW YORK
                                         BRANCH

                                         /s/   Ian Reece
                                         ---------------------------------------
                                         Ian Reece
                                         Managing Director

                                         /s/   Jessalyn Peters
                                         ---------------------------------------
                                         Jessalyn Peters
                                         Executive Director


                                         AGSTAR FINANCIAL SERVICES, PCA
                                         Dba FCS Commercial Finance Group

                                         /s/   James M. Grafing
                                         ---------------------------------------
                                         James M. Grafing
                                         SVP-Syndicated Finance


                                         THE BANK OF NEW YORK

                                         /s/   Elizabeth T. Ying
                                         ---------------------------------------
                                         Elizabeth T. Ying
                                         Vice President